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                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL
                                       FOR
                            OFFER FOR ALL OUTSTANDING
                    9 7/8% SENIOR SUBORDINATED NOTES DUE 2006
                                 IN EXCHANGE FOR
               9 7/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2006

                              SAFELITE GLASS CORP.
              THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK
             CITY TIME, ON __________, 1998 (THE "EXPIRATION DATE")
                     UNLESS EXTENDED BY SAFELITE GLASS CORP.

                               The Exchange Agent
                             for the Exchange Offer

                        STATE STREET BANK & TRUST COMPANY


         By Registered or Certified Mail:     By Overnight Courier:

         State Street Bank & Trust Company    State Street Bank & Trust Company
         2 International Place, 4th Floor     2 International Place, 4th Floor
         Corporate Trust Department           Corporate Trust Department
         Boston, MA 02110                     Boston, MA 02110
         Attn.: Sandra Szczsponik             Attn.: Sandra Szczsponik

         By Hand:                             By Facsimile:
         State Street Bank & Trust Company    State Street Bank & Trust Company
         2 International Place, 4th Floor     (617) 664-5779
         Corporate Trust Department           Confirm by telephone:
         Boston, MA 02110
         Attn.: Sandra Szczsponik



         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than set forth above will not constitute a valid delivery.

         The undersigned acknowledges receipt of the Prospectus dated ____________, 1998 (the "Prospectus") of Safelite Glass Corp. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of 9 7/8% Series B Senior Notes due 2006 (the "Exchange Notes") for each $1,000 in principal amount of outstanding 9 7/8% Senior Subordinated Notes due 2006 (the "Initial Notes"). The terms of the Exchange Notes are substantially identical in all respects (including principal amount, interest rate and maturity) to the terms of the Initial Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are issued without any covenant upon the Company regarding registration.

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

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         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         A holder that is a participant in the Depository Trust Company's system may utilize the Depository Trust Company's Automated Tender Offer Program to tender Initial Notes.

         List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

                 DESCRIPTION OF INITIAL NOTES TENDERED HEREWITH


    Name(s) and Address(es) of Registered        Certificate           Aggregate Principal       Principal Amount
         Holder(s) (Please fill in)              Number(s)*            Amount Represented by           Tendered*
                                                                       Initial Notes


*        Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate amount represented by such Initial Notes. See Instruction 2.

         This Letter of Transmittal is to be used either if certificates of Initial Notes are to be forwarded herewith or if delivery of Initial Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer -- How To Tender" in the Prospectus. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

         Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Initial Notes according to the guaranteed procedure set forth in the Prospectus under the caption "The Exchange Offer How To Tender."

         CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution__________________________________________________

         / / The Depository Trust Company

         Account Number________________________________________________________

         Transaction Code Number_______________________________________________

/ / CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s)__________________________________________

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         Name of Eligible Institution that Guaranteed Delivery_________________

         If Delivered by Book-Entry Transfer:

         Account Number________________________________________________________



/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE Registration Statement AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name__________________________________________________________________

         Address:______________________________________________________________

                 ______________________________________________________________


               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


         LADIES AND GENTLEMEN:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of the Initial Notes. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes. The undersigned hereby irrevocably constitutes (with full knowledge that said Exchange Agent acts as the Agent of the Company in connection with the Exchange Offer) to cause the Initial Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Initial Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Initial Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Initial Notes or transfer ownership of such Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Initial Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company shall have no further obligations or liabilities thereunder.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address above.

         By tendering, each holder of Initial Notes represents that Exchange Notes acquired in the exchange will be obtained in the ordinary course of such holder's business, that such holder has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that such holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Act"). If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is

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a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes it represents that the Initial Notes to be exchanged for Exchange Notes were acquired as a result of market-making activities or other trading activities and it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder of Initial Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar letters issued to third parties and (ii) must comply with the registration and Prospectus requirements of the Act in connection with a secondary resale transaction.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Initial Notes may be withdrawn at any time prior to the Expiration Date.

         Certificates for all Exchange Notes delivered in exchange for tendered Initial Notes and any Initial Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

TENDERING HOLDER(S) SIGN HERE

Signature of Holder(s)

Dated:___________________, 1998

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Initial Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.)
See Instruction 3.

Name(s):_______________________________________________________________________

_______________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title):_________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.____________________________________________________

Taxpayer Identification No.____________________________________________________



                            GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED - SEE INSTRUCTION 3)

Authorized Signature___________________________________________________________

Name___________________________________________________________________________

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Title__________________________________________________________________________

Address________________________________________________________________________

Name of Firm___________________________________________________________________

Area Code and Telephone No.____________________________________________________

Dated:______________________________, 1998

________________________________________________

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                                  INSTRUCTIONS
          FORMING PART OF THE TERMS AND CONDITION OF THE EXCHANGE OFFER


1.       DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

         Certificates for all physically delivered Initial Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Initial Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

         THE METHOD OF DELIVER OF THIS LETTER OF TRANSMITTAL, THE INITIAL NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, E USED.

         Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Initial Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer -- How to Tender." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram or facsimile transmission setting forth the name and address of the tendering holder, the names in which such Initial Notes are registered, and, if possible, the certificate numbers of the Initial Notes to be tendered and a guarantee that within five New York Stock Exchange Trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Initial Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at the book-entry transfer facility), will be delivered by such Eligible Institution, the Initial Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Initial Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at the book-entry transfer of such Initial Notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such letter, telex, telegram or facsimile transmission, as all provided in the Prospectus under the caption "The Exchange Offer -- How to Tender."

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Initial Notes of exchange.

2.       PARTIAL TENDERS: WITHDRAWALS.

         If less than the entire principal amount of Initial Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Initial Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Initial Notes to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Initial Notes tendered pursuant to the Exchange Offer may be withdrawn at anytime prior to the Expiration Date. For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Initial Notes to be withdrawn, the certificate numbers of the Initial Notes to be withdrawn, the principal amount of Initial Notes delivered for exchange, a statement that such holder is withdrawing his or her election to have such Initial Notes exchanged, and the

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name of the registered holder of such Initial Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accepted by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Initial Notes being withdrawn. The Exchange Agent will return the properly withdrawn Initial Notes promptly following receipt of notice of withdrawal. If Initial Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Initial Notes or otherwise comply with the book-entry transfer facility's procedures.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder(s) of the Initial Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

         If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Initial Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Initial Notes.

         When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Initial Notes) of Initial Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Initial Notes listed, such Initial Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Initial Notes.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Initial Notes are tendered: (i) by a registered holder of such Initial Notes; or (ii) for the account of an Eligible Institution.

4.       TRANSFER TAXES.

         The Company shall pay all transfer taxes, if any, applicable to the transfers and exchange of Initial Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Initial Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is

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not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes listed in this Letter of Transmittal.

5.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6.       MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

         Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

7.       REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page of this Letter of Transmittal. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 1105 Schrock Road, 7th Floor, P.O. Box 2000, Columbus, OH 43216.
Attention: Poe A. Timmons (telephone: (614) 842-3325).


IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OF INITIAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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